Transactions With Related Parties	12 Months Ended
Dec. 31, 2010
Transactions With Related Parties [Abstract]
Transactions with Related Parties
17.	Transactions with Related Parties

The Company provided asset and property management services to certain related entities for properties not owned by the Company, which terminated in December 2008. Fees received for providing such services were approximately $0.3 million for the year ended December 31, 2008.

The Company leases its corporate headquarters from an entity controlled by EQR’s Chairman of the Board of Trustees. The lease terminates on July 31, 2021. Amounts incurred for such office space for the years ended December 31, 2010, 2009 and 2008, respectively, were approximately $2.7 million, $3.0 million and $2.9 million. The Company believes these amounts equal market rates for such rental space.